SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): June 26, 1998

                                    333-26943
                            (Commission File Number)


                              MOLL INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                                        04-3084238
(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
    of Incorporation)


                              ANCHOR HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                                         62-1427775
(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
   of Incorporation)


1111 Northshore Drive, Suite 600, Knoxville, TN           37919-4048
   (Address of Principal Executive Offices)               (Zip Code)


                                 (423) 450-5300
              (Registrant's Telephone Number, Including Area Code)


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Item 2.   Acquisition or Disposition of Assets.

         Pursuant to an Agreement and Plan of Distribution, Contribution and Merger dated as of June 26, 1998 (the "Plan") by and among, inter alia, Moll PlastiCrafters Limited Partnership, a Delaware limited partnership ("Moll LP"), AMM Holdings, Inc. (f/k/a Anchor Acquisition Co.), a Delaware corporation, Anchor Advanced Products, Inc. ("Anchor") and Anchor Holdings, Inc. (the "Company"), Moll LP was merged with Anchor, with Anchor surviving and changing its name to Moll Industries, Inc. (the "Merger"). Both Moll LP and Anchor, prior to the Merger, were controlled by Mr. George Votis. One of the purposes of the Plan was to accomplish a reorganization of the capital structures of Moll LP, Anchor and the Company. In the Merger, the outstanding interests of Moll
LP were exchanged for cash and shares of common stock of AMM Holdings, Inc., which owns all of the outstanding stock of Anchor, which owns all of the outstanding stock of the Company. The preceding description of the Merger and the Plan does not purport to be complete and is qualified in its entirety by reference to the provisions of the definitive agreement which is filed as
Exhibit 2.1 of this report and is incorporated herein.


Item 4.  Changes in Registrant's Certifying Accountant.

         On July 6, 1998, the Company appointed Arthur Andersen LLP ("Andersen") to replace PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Company. PwC was dismissed as the Company's auditor on the same date.

         The report of PwC on the Company's consolidated financial statements for the years ended December 31, 1997 and 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

         The decision to engage Andersen as the Company's independent auditors was approved by the Company's board of directors.

         In connection with the audits for the years ended December 31, 1997 and 1996, and through the interim period through July 6, 1998, there were no disagreements or "reportable events" with PwC as described in Items 304(a)(1)(iv) and (v) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused it to make reference thereto in its report on the consolidated financial statements for 1997 and 1996.

         PwC has been authorized by the Company to respond to any and all inquiries by the successor auditors, without limitation. PwC has provided to the Company a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-K. A copy of such letter, dated July 7, 1998, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         During the years ended December 31, 1997 and 1996, and through the interim period through July 6, 1998, there were no other reportable events (as referenced in Item 304(a)(1)(iv) and (v) of Regulation S-K).

Item 5.  Other Events

         On June 30, 1998, Anchor, which has since changed its name to Moll Industries, Inc., pursuant to the terms of a Stock Purchase Agreement dated as of June 4, 1998, and an Amendment No. 1 to the Stock Purchase Agreement dated as of June 29, 1998, (together referred to as the "Purchase Agreement") entered into with the selling stockholders of Gemini Plastic Services, Inc., a Florida corporation ("Gemini"), acquired all of the issued and outstanding shares of capital stock of Gemini. The consideration for the purchase of the Gemini shares was approximately $9,800,000 in cash, prepayment of certain indebtedness and the assumption of a lease obligation. The amount of the consideration was determined by arms-length negotiations among the parties. The preceding description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the definitive agreements which are filed as Exhibit 2.2 and Exhibit 2.3 of this report and are incorporated herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired. Financial statements required to be filed with respect to the transaction described in Item 2 are being prepared and will be filed as an amendment to this Form 8-K as soon as practicable, and in no event later than 60 days from the date hereof.

         (b) Pro Forma Financial Information. Pro forma financial information required to be filed with respect to the transaction described in Item 2 is being prepared and will be filed as an amendment to this Form 8-K as soon as practicable, and in no event later than 60 days from the date hereof.

         (c) Exhibits

     Exhibit No.           Exhibit
     -----------           -------

        2.1 Agreement and Plan of Distribution, Contribution and Merger dated June 26, 1998.

        2.2 Stock Purchase Agreement dated as of June 4, 1998 by and among Anchor Advanced Products, Inc., and the Selling Stockholders of Gemini Plastic Services, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Form 8-K filed with the Commission on June 12, 1998)

        2.3 Amendment No. 1 to Stock Purchase Agreement dated as of June 29, 1998 by and among Anchor Advanced Products, Inc., and the Selling Stockholders of Gemini Plastic Services, Inc.

        99.1       Letter of PricewaterhouseCoopers LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MOLL INDUSTRIES, INC.
                                        (f/k/a Anchor Advanced Products, Inc.)




Date: July 10, 1998                     By: /s/ Phyllis Best
                                            -----------------------
                                            Phyllis Best
                                            Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ANCHOR HOLDINGS, INC.




Date: July 10, 1998                     By: /s/ Phyllis Best
                                            -----------------------
                                            Phyllis Best
                                            Chief Financial Officer

                                  EXHIBIT INDEX

 Exhibit No.               Exhibit
 -----------               -------

        2.1 Agreement and Plan of Distribution, Contribution and Merger dated June 26, 1998.

        2.2 Stock Purchase Agreement dated as of June 4, 1998 by and among Anchor Advanced Products, Inc., and the Selling Stockholders of Gemini Plastic Services, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Form 8-K filed with the Commission on June 12, 1998)

        2.3 Amendment No. 1 to Stock Purchase Agreement dated as of June 29, 1998 by and among Anchor Advanced Products, Inc., and the Selling Stockholders of Gemini Plastic Services, Inc.

        99.1       Letter of PricewaterhouseCoopers LLP